IRREVOCABLE LETTER OF CREDIT





Letter of Credit No. G/LA-400557                                 August 5, 1997



First Trust of California, National Association not individually but solely as Trustee
One California Street, Fourth Floor
San Francisco, California 94111

Attention:  Corporate Trust Department

Ladies and Gentlemen:

         We hereby issue in your favor, not individually, but solely as Trustee (the "Trustee") under the Indenture of Trust dated as of August 1, 1997 (the "Indenture") between the California Economic Development Financing Authority (the "Issuer") and you, this irrevocable direct pay letter of credit (this "Letter of Credit") in an amount not exceeding $8,625,754 (the "Stated Amount"), of which an amount not exceeding $8,500,000 may be drawn upon with respect to the payment of principal of the Issuer's $8,500,000 Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Bonds") and an amount not exceeding $125,754 may be drawn upon with respect to the payment of up to forty-five (45) days' accrued interest (at the rate of 12% per annum based on a 365-day year) on the Bonds, for payment of your draft, drawn at sight on The Sumitomo Bank, Limited, acting through its Los Angeles Branch (the "Bank"), 777 South Figueroa Street, Suite 2600, Los Angeles, California 90017 (or such other address in the United States of America as may be designated to you in writing from time to time by the Bank) accompanied by your signed certificate (with the blanks filled in appropriately):

         1. if the drawing is being made with respect to the payment or provision for payment of interest on the Bonds, whether for regularly scheduled interest payments pursuant to Section 2.02 of the Indenture or for accrued interest on Bonds subject to optional or mandatory redemption pursuant to
Article IV of the Indenture or upon the  acceleration  of the Bonds  pursuant to
Section 7.01 of the Indenture, your certificate in the form attached as Annex I;

         2. if the drawing is being made with respect to the payment of principal upon an optional or mandatory redemption of Bonds pursuant to Article IV of the Indenture or upon the maturity of the Bonds pursuant to Section 2.02 of the Indenture or upon the acceleration of the Bonds pursuant to Section 7.01 of the Indenture, your certificate in the form attached as Annex II;


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         3. if the  drawing is made with  respect to the  payment of the accrued interest and the principal portion of the purchase price of Bonds tendered or deemed to have been tendered pursuant to Section 4.06 or Section 4.07 of the Indenture, your certificate in the form attached as Annex III (any such draft accompanied by such signed certificate is herein referred to as a "Purchase Price Draft").

         More than one demand for payment may be made under this Letter of Credit. A demand for payment with respect to the payment of interest on or principal of the Bonds shall not exceed that portion of the Stated Amount allocated to interest or principal, respectively, as the same is reduced or reinstated from time to time as provided below.

         The expiration date of this Letter of Credit (the "Expiration Date") shall be the earliest of: (i) our close of business on August 5, 2002 (the "Stated Expiration Date"), unless the Stated Expiration Date has been extended and the Stated Amount adjusted (if appropriate) by an instrument substantially in the form of Attachment C hereto (which forms an integral part of this Letter of Credit); (ii) ten (10) days after you receive notice from the Bank of an Event of Default under (and as defined in) the Reimbursement Agreement dated as. of August 1, 1997 between Advanced Aerodynamics and Structures, Inc. (the "Company") and the Bank (the "Reimbursement Agreement") and a direction to cause a redemption of all outstanding Bonds under the terms of the Indenture; (iii) the date on which the Bank, receives notice from you that all Bonds have been paid in full or such payment has been provided for in accordance with the terms of the Indenture; (iv) the date on which the Bonds become secured by an Alternate Letter of Credit (as defined in the Indenture) in accordance with the terms of the Indenture; and (v) the date on which the interest rate on the Bonds is converted to a fixed rate of interest in accordance with the terms of the Indenture. You shall surrender this Letter of Credit to the Bank on the Expiration Date of this Letter of Credit.

         A draft and completed signed certificate (other than a Purchase Price Draft) presented prior to 9:00 a.m., Los Angeles, California time, on any day except Saturday, Sunday or any day on which banking institutions located, in the Cities of New York, New York or Los Angeles, California or the city in which the principal office of the Trustee or the Remarketing Agent (as defined in the Indenture) is located (initially, San Francisco, California) are required or authorized by law to close or a day on which the New York Stock Exchange is closed (a "Business Day") shall be honored and the amount of the draft paid in immediately available funds by 1:00 p.m., Los Angeles, California time) on the same Business Day, provided that such draft and signed certificate presented conform to the terms and conditions of this Letter of Credit. A draft and completed signed certificate (other than a Purchase Price Draft) presented after 9:00 a.m., Los Angeles, California time on any Business Day shall be honored and the amount of the draft paid in immediately available funds by 11:00 a.m. Los Angeles, California time, on the following Business Day, provided that such draft and signed certificate presented conform to the terms and conditions of this Letter of Credit. A Purchase Price Draft presented prior to 9:00 a.m., Los Angeles, California time, on any Business Day shall be honored and the amount of the draft paid in immediately available funds by 1:00 p.m. Los Angeles, California time on the same Business Day, provided that such Purchase Price Draft presented conforms to the terms and conditions of this Letter of Credit. A Purchase Price Draft presented after

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9:00 a.m., Los Angeles, California time on any Business Day shall be honored and the amount of the draft paid in immediately available funds by 11:00 a.m., Los Angeles, California time on the following Business Day, provided that such draft and signed certificate presented conform to the terms and conditions of this Letter of Credit. Payment under this Letter of Credit shall be made in accordance with the payment instructions set forth in the completed certificate accompanying each draft. All payments made by the Bank under this Letter of Credit shall be made from the Bank's own funds without any requirement that the Trustee, the holders of the Bonds or the Bank make any prior claims against the Company and not out of any funds of the Company, the Issuer or any entity related to either of them. By the time set forth above on the Business Day such payment is due the Bank shall enter such payment instructions on the Federal Reserve wire or, in the event such payment instructions specify an account maintained with the Bank, credit such account with immediately available funds.

         Any draft or certificate may be presented in person to the Bank or may be sent to the Bank by telecopier or other electronic communication, promptly confirmed by telephone at (213) 955- 0800, Attention: Manager - Structured Finance and Financial Institutions Group, to telecopy number (213) 623-6832 (or such other telecopy or telephone number as may be designated to you in writing from time to time by the Bank). Any such draft or certificate presented by telecopy or other electronic communication shall be mailed or delivered to the Bank on the same day to our office specified in the first paragraph of this Letter of Credit.

         This Letter of Credit is successively transferable only to a successor paying agent upon receipt by the Bank of prior written notice of such transfer in accordance with Attachment A (which forms an integral part of this Letter of Credit), acknowledged by a purported officer of the Trustee and the transferee, addressed to the Bank and certifying that the transferee is a successor trustee under the Indenture.

         Each payment of a draft with respect to the payment of interest on or principal of the Bonds honored by the Bank shall. pro Tanto, reduce that portion of the Stated Amount available under this Letter of Credit. subject to reinstatement as provided below. Following the honoring of a drawing hereunder to pay regularly scheduled principal of the Bonds or principal of the Bonds upon an optional or mandatory redemption of the Bonds, that portion of the Stated Amount available under this Letter of Credit to pay interest shall also be reduced to an amount equal to forty-five (45) days' accrued interest (at the rate of interest of 12% per annum based on a 365-day year) on the principal amount of the remaining outstanding Bonds (other than Pledged Bonds (as defined in the Reimbursement Agreement)). In addition, the Stated Amount of this Letter of Credit shall also be reduced by the amount stated in a written notice of reduction executed by a purported officer of the Trustee substantially in the form of Attachment B (which forms an integral part of this Letter of Credit). A reduction of the Stated Amount through the use of such a written notice of reduction shall be effective as of the actual date of receipt by the Bank of such notice at its above-stated address.


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



         The Stated Amount shall be reinstated as follows:

         (a) Following the honoring of a drawing under this Letter of Credit for the payment of the purchase price of Bonds tendered, or deemed to have been tendered, to the Trustee or the Tender Agent (as defined in the Indenture) pursuant to Section 4.06 or Section 4.07 of the Indenture, the Stated Amount shall be reinstated automatically and immediately upon and to the extent that you have received payment in immediately available funds of the principal of and accrued interest on the Pledged Bonds in connection with the remarketing thereof and are holding such payment for the Bank's sole benefit and account; in such case, (i) the principal portion of this Letter of Credit shall be reinstated in an amount equal to the principal amount of the remarketed Bonds and (ii) the interest portion shall be reinstated to an amount equal to forty-five (45) days' accrued interest on the Bonds outstanding (other than Pledged Bonds), calculated at the rate of 12% per annum based on a 365-day year. In connection therewith, you shall wire transfer such payment to the Bank immediately after receipt thereof and you shall send to the Bank your telecopy (promptly followed by mail delivery) notifying the Bank of such payment.

         (b) Immediately following the honoring of a drawing hereunder to make a regularly scheduled interest payment on the Bonds (that is, other than interest in connection with an optional redemption or mandatory redemption of the Bonds in whole or in part or an acceleration or optional or mandatory tender of the Bonds) in an amount set forth in the certificate in the form of Annex I submitted in conjunction with such drawing, the Bank's obligation hereunder with respect to the payment of interest on the Bonds will be automatically reinstated by the amount of such drawing.

         (c) The principal and interest portions of the Stated Amount shall otherwise be reinstated as the Bank may from time to time notify you in writing.

         The Sumitomo Bank, Limited acknowledges and agrees, notwithstanding any terms or provisions of this Letter of Credit or the Reimbursement Agreement to the contrary, that this Letter of Credit is in all respects an obligation of The Sumitomo Bank, Limited, binding and enforceable against its properties, assets and revenues wherever located.

         This Letter of Credit shall be governed by the laws of the State of California including without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of California, as supplemented by the provisions (to the extent such provisions are consistent with this Letter of Credit) of the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce, Publication No. 500 (the "Uniform Customs").


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



         We undertake that your draft and certificate drawn and presented on or before the time of expiration of this Letter of Credit in conformity with the terms of this Letter of Credit will be duly honored.


                                       Very truly yours,

                                       THE SUMITOMO BANK, LIMITED


                                       By:____________________________________
                                        __________________, Los Angeles Branch




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



ANNEX I (INTEREST DRAW) to
Transferable  Irrevocable Direct Pay Letter of Credit
Issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

         We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit"). Terms defined in the Letter of Credit and not otherwise defined herein shall have the same meanings herein as therein.

         1. As the Trustee pursuant to the Indenture, in trust for the owners of the Bonds, we hereby make demand for payment under the Letter of Credit to pay or provide for the payment of unpaid interest on such Bonds in connection with either a regularly scheduled interest payment, an optional redemption, a mandatory redemption or acceleration of the Bonds. Such Bonds have been duly authenticated under and in accordance with the Indenture.

         2. Interest on the Bonds is now or will under the terms of the Indenture become due and payable on or prior to the regularly scheduled interest payment date, maturity date or redemption date of the Bonds and the aggregate amount required to pay or to provide for the payment of the. same is $________________ and payment of such amount is hereby demanded.

         3. The amount demanded does not exceed the amount available today to be drawn under the Letter of Credit in respect of the payment of interest on the Bonds.

         4. Upon receipt of the amount demanded under this Letter of Credit, we will apply the same directly to the payment when due of interest owing on account of the Bonds.


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



         5. (Please wire the amount demanded hereunder to account no. __________ at _______________ in __________ [Please credit account no. _____ maintained with you.]

Dated as of __________ 19__.

                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture.


                                        By:_____________________________________
                                        Title:__________________________________

ANNEX II  (PRINCIPAL  DRAW) to
Transferable Irrevocable Direct Pay Letter of Credit Issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

         We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit"). Terms defined in the Letter of Credit and not otherwise defined herein shall have the same meanings herein as therein.

         1. As the Trustee pursuant to the Indenture, in trust for the owners of the Bonds, we hereby make demand for payment under the Letter of Credit to pay all or a portion of the unpaid principal amount of such Bonds which have been duly authenticated under and in accordance with the Indenture in connection with either an optional redemption, a mandatory redemption or upon maturity or acceleration of the Bonds.

         2. Principal on the Bonds is now or will under the terms of the Indenture become due and payable on or prior to the maturity date or redemption date of the Bonds; the drawing in the amount of $____________ is being made to pay the principal portion of each such Bond and payment of such amount is hereby demanded.

         3. The amount demanded does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of principal on the Bonds.

         4. Upon receipt of the amount demanded under this Letter of Credit, we will apply the same directly to the payment of the principal owing on account of the Bonds.

         5. The Stated Amount of the Letter of Credit shall be permanently reduced by the amount of the draw hereunder.


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



         6. [Please wire the amount demanded hereunder to account no. __________ at _______________ in __________ [Please credit account no._______ maintained with you.]

Dated as of __________, 19__.

                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture.


                                        By:
                                        Title:

ANNEX III (PURCHASE PRICE DRAW) to

Transferable Irrevocable Direct Pay Letter of Credit Issued by The Sumitomo Bank, Limited, acting through its Los Angeles Branch

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

         We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit"). Terms defined in the Letter of Credit and not otherwise defined herein shall have the same meanings herein as therein.

         1. As the Trustee pursuant to the Indenture, we hereby make demand for payment under the Letter of Credit to pay a part or all of the interest portion and the principal portion of the purchase price to be paid in respect of Bonds which have been duly authenticated under and in accordance with the Indenture and which have been tendered or were deemed to have been tendered pursuant to
Section 4.06 or Section 4.07 of the Indenture and for which remarketing proceeds have not been received.

         2. The drawing in the aggregate amount of $ _______________ is being made to pay the purchase price of Bonds which have been tendered or were deemed to have been tendered. Such aggregate amount equals the sum of the amounts set forth in paragraphs 3 and 5 below.

         3. The portion of the drawing equal to $ _______________ is being made to pay a part or all of the interest portion of the purchase price of such Bonds which have been tendered or were deemed to have been tendered and for which remarketing proceeds have not been received corresponding to the accrued interest thereon, and payment of such amount is hereby demanded.

         4. Upon receipt of the amount set forth under paragraph 3 above, we will apply the same directly to the payment of a part or all of the interest portion of the amount to be paid in respect of the Bonds.

         5. The portion of the drawing equal to $ _______________ is being made to pay the principal portion of the purchase price of such Bonds which have been tendered or were deemed to have been tendered and for which remarketing proceeds have not been received, and payment of such amount is hereby demanded.

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



         6. Upon receipt of the amount set forth under paragraph 5 above, we will apply the same directly to the payment of the principal portion of the purchase price to be paid in respect of the Bonds.

         7. The amount set forth under paragraph 3 above does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of interest on the Bonds and the amount set forth under paragraph 5 above does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of principal on the Bonds.

         8. [Please wire the amount demanded hereunder to account no. __________ at _______________ in __________.] [Please credit account no. __________
maintained with you.]

Dated as of _______________ 19__.


                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture.


                                         By:
                                         Title:



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



                    ATTACHMENT A TO TRANSFERABLE IRREVOCABLE
                           DIRECT PAY LETTER OF CREDIT
                             (Transfer Certificate)

                                                     ____________________ 19__

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

         We refer to Transfer-able Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) (the "Letter of Credit").

         The undersigned is the Trustee referred to in the Letter of Credit and we hereby give you notice that __________ is the successor Trustee (the "Successor Trustee") under the Indenture referred to in the Letter of Credit, and that the Successor Trustee shall succeed to all the rights and obligations of the Trustee under the Letter of Credit.

         Upon payment to you of a $2,000 transfer fee by Advanced Aerodynamics and Structures, Inc., your consent to the transfer of the Letter of Credit with the date thereof to be confirmed by a

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



Notary Public in Japan (or otherwise officially established) pursuant to the laws of Japan and receipt by us of your acknowledgment and acknowledgment by the Successor Trustee of this notice, the Letter of Credit shall be deemed to have been transferred to the Successor Trustee.

                                        Very truly yours,

                                        First Trust of California, National
                                        Association

                                        By:
                                        Title:

Agreed and Accepted:                    Acknowledged:

The Sumitomo Bank, Limited,             [Name of Successor Trustee]
acting through Its
Los Angeles Branch

By:_________________________________     By:
Title:______________________________     Title:
Date:_______________________________     Date:



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



                    ATTACHMENT B TO TRANSFERABLE IRREVOCABLE
                           DIRECT PAY LETTER OF CREDIT
                             (Reduction Certificate)


                                                      ____________________ 19__

The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

         We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8,500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project) by _______________ Dollars ($ __________). This reduction in Stated Amount shall go to reduce that portion of the Stated Amount allocated to (principal, interest)1/ relating to the Bonds and shall be effective as of the actual date of receipt of this instrument by The Sumitomo Bank, Limited. Accordingly, the Stated Amount of the Letter of Credit after giving effect to such reduction shall be ____________________ Dollars ($ _______________). It is acknowledged that the amount of such reduction shall no longer be available for payment of drafts under the Letter of Credit. All terms used in this instrument which are defined in the Letter of Credit shall have the same meaning in this instrument as in the Letter of Credit.

                                        First  Trust  of  California,   National
                                        Association,  not in its  individual  or
                                        corporate   capacity,   but   solely  as
                                        Trustee under the Indenture referred to in the Letter of Credit.


                                         By:
                                         Title:


--------
1/ Complete as appropriate.

                    ATTACHMENT C TO TRANSFERABLE IRREVOCABLE
                           DIRECT PAY LETTER OF CREDIT
                              (Notice of Extension)


                                                      ____________________ 19__


The Sumitomo Bank, Limited (Los Angeles Branch)
777 South Figueroa Street, Suite 2600
Los Angeles, California 90017

Attention:        Manager - Structured Finance and
                  Financial Institutions Group

Gentlemen:

         We refer to Transferable Irrevocable Direct Pay Letter of Credit No. G/LA-400557 issued in support of the $8.500,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1997 (Advanced Aerodynamics and Structures, Inc. Project), in the original Stated Amount of $8,625,754 (the "Letter of Credit"). We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Reimbursement Agreement dated as of August 1, 1997, between Advanced Aerodynamics and Structures, Inc. and us, the Stated Expiration Date (as defined in the Letter of Credit) of the Letter of Credit has been extended to
_______________.

         The portions of the Stated Amount of the Letter of Credit  available to
pay  principal  and  interest  on  the  Bonds  are  $   _______________   and  $
_______________, respectively, and the Stated Amount is $ _______________.

         This letter should be attached to the Letter of Credit and made a part thereof.

                                         THE SUMITOMO BANK, LIMITED
                                         LOS ANGELES BRANCH


                                         By:
                                         Its:




                                       15